UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07881
Brazos Mutual Funds
(Exact name of registrant as specified in charter)
5949 Sherry Lane, Suite 1600
Dallas, TX 75225
(Address of principal executive offices) (Zip code)
Robin C. Thorn
5949 Sherry Lane, Suite 1600
Dallas, TX 75225
(Name and address of agent for service)
1-800-426-9157
Registrant’s telephone number, including area code
Date of fiscal year end: November 30, 2009
Date of reporting period: November 30, 2009

Item 1. Reports to Stockholders.

Brazos Micro Cap Portfolio
Brazos Small Cap Portfolio
Brazos Mid Cap Portfolio
Brazos Growth Portfolio

Investment Adviser
Brazos Capital Management, L.P.
5949 Sherry Lane, Suite 1600 Dallas, Texas 75225
www.brazosfunds.com

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Dear Fellow Shareholder,

It was a rough start to the year for equity markets, with the widely followed Dow Jones Industrial Average (DJIA) declining 12.48% in the first quarter, its sixth consecutive quarterly decline. The technology-based Nasdaq didn’t fare much better, losing 6.00%, while the Russell 2000 Growth Index dropped 9.74% and the Russell MidCap Growth Index fell 3.36%.

However, markets turned positive in the second quarter, and stayed that way for the remainder of the year. The DJIA returned 11.01% in the second quarter, its strongest quarterly performance since the fourth quarter of 2003, and followed that with quarterly returns of 15.82% and 8.10% in the third and fourth quarters respectively. The other indices saw similar results with an average quarterly return of 14.46% and 14.89% for the Russell 2000 Growth and Mid Cap Growth Indices respectively for the final three quarters of the year.

Spurring the market rebound was an apparent willingness by underinvested portfolio managers and retail investors to put money back to work. Many investors were also encouraged by the evidence of “green shoots” which promised to slowly turn our economy back towards growth. Regardless of the reason, we believe many stocks had simply become oversold, and the investment community had become far too negative in their assessment of companies’ true values.

Markets continued responding to indications of a stabilizing economy. The unemployment rate dropped from historically high levels reached in October, and retail sales showed improvement. During the course of the year, market leadership began to shift, from low-priced, low-quality stocks with marginal balance sheets and limited earnings visibility, toward high quality stocks that exhibited strong earnings and revenue potential. As investors gained confidence in the markets and moved further out on the risk curve, performance of smaller capitalization shares began to improve, although they still lagged larger cap stocks.

While growth stocks outperformed value stocks in the first half of the year, they underperformed them in the second half. In terms of sector performance, Consumer Discretionary led the market in the first quarter, while more aggressive sectors, like Financials, Energy and Technology led the market later in the year. As the market turned, defensive sectors like Utilities and Health Care lagged.

Our investment style focuses on good quality companies that have high growth rates, above average return on equity, and low debt levels. Although performance of these types of securities improved during the fourth quarter, they trailed the performance of low quality stocks in the year. The Brazos Funds all advanced during the fiscal year, but the Mid Cap and Growth Funds lagged their benchmarks, while the Micro and Small Cap Funds outperformed theirs.

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 Performance As Of November 30, 2009
These performance numbers are unaudited.

									Total
									Annual
	6 Months	12 Months	5 Years	5 Years	10 Years	10 Years			Gross
	Ended	Ended	Ended	Ended	Ended	Ended	Inception to	Inception to	Operating	Net
	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	Expense	Expense
	Cumulative	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Ratio	Ratio
Brazos Micro Cap
Class Y (Inception 12/31/1997)	16.53%	26.49%	-1.30%	-6.32%	3.80%	45.16%	9.33%	189.32%	1.73%	1.60%
Russell 2000 Growth Index	14.84%	30.59%	-0.07%	-0.34%	-0.58%	-5.65%	1.27%	16.19%	n/a	n/a
Brazos Small Cap
Class Y (Inception 12/31/1996)	13.55%	27.60%	-0.56%	-2.79%	0.40%	4.10%	5.99%	111.96%	1.69%	1.35%
Russell 2000 Growth Index	14.84%	30.59%	-0.07%	-0.34%	-0.58%	-5.65%	2.13%	31.23%	n/a	n/a
Brazos Mid Cap
Class Y (Inception 12/31/1999)	9.56%	16.04%	-0.86%	-4.23%	n/a	n/a	1.41%	14.93%	1.41%	1.20%
Russell Mid Cap Growth Index	18.69%	42.83%	2.13%	11.09%	n/a	n/a	-1.13%	-10.62%	n/a	n/a
Brazos Growth Fund
Class Y (Inception 12/31/1998)	19.63%	29.17%	-0.39%	-1.95%	1.63%	17.60%	6.69%	102.73%	1.36%	1.20%
Russell 3000 Growth Index	20.23%	35.13%	1.66%	8.58%	-3.12%	-27.16%	-1.17%	-12.10%	n/a	n/a

See important notes regarding this data at the end of the Management Letter on pages 10 and 11.

Performance data quoted represents past performance and is not indicative of future results. Investment returns and principal values may fluctuate so that, when redeemed, shares may be worth more or less than their original value. Current performance of a Portfolio may be lower or higher than the performance quoted in the table above. Performance data current to the most recent month end may be obtained by visiting www.Brazosfunds.com.

The Advisor has contractually agreed to waive fees and/or reimburse expenses through March 30, 2010.

Market Outlook

With the economy and markets showing signs of improvement, our outlook is optimistic. Economic signs suggest continued stabilization and growth into the New Year. Smaller capitalization stocks, in particular, should benefit from investors’ renewed acceptance of risk in their portfolios. We believe those companies that fit our investment thesis – high quality companies with sustainable business models and the ability to increase revenue and earnings – should outperform in 2010.

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We thank you for the opportunity to manage your money and for your continued loyalty.

Sincerely,

Mike Allocco	Jamie Cuellar
Portfolio Manager	Portfolio Manager

Brazos Micro Cap Fund

The market environment improved dramatically relative to last fiscal year, retesting the low in March of 2009 and bouncing violently off the bottom. Whatever was beaten up the most and was of lowest quality in 2008 generally performed the best in 2009. Highly levered companies whose stocks had been punished because of the possibility of breaking debt covenants, underperformed substantially in the previous fiscal year. However, during this year, investors gained more comfort that, at worst, most of these companies would be faced with higher fees from their lenders or possibly some dilution as additional equity was issued when the capital markets reopened in the summer of 2009. Towards the end of the fiscal year, there were signs that higher quality was starting to outperform lower quality. In addition, investors became more comfortable with accepting additional risk and market liquidity improved allowing micro caps to make a meaningful move off the bottom. We believe this should continue which is a positive for our investment process.

The Financial Services contributed to performance, as powerful moves by a couple of names that were completely oversold due to balance sheet concerns and currency risks, Dollar Financial and Euronet Worldwide improved. Broadpoint Securities (BPSG), a brokerage firm that gained share due to the collapse of competitors was also a big gainer. Materials & Processing also contributed positively to performance. Particularly, one oversold niche chemical company, KMG Chemical enjoyed a nice move as raw materials prices and end market demand improved for their products. Another positive contributor was the Producer Durables sector, led by a Chinese producer of automation control devices Hollysys and Marine Construction. Orion Marine, which we bought at the market bottom also led the outperformance here.

Health Care was the largest disappointment for the year, as we were too defensive and failed to take advantage of good Health Care companies that were oversold. Biotechnology is a meaningful part of the healthcare index and we did not find enough good names to own here, but did own a couple of companies that experienced fundamental disappointments. Large moves by two biotech companies that we did not own, which were left for dead during the downturn (DNDN and HGSI) also hurt relative performance in the sector.

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Consumer Discretionary joined Health Care as a detractor from performance. We failed to be aggressive enough in buying oversold consumer stocks that made large moves off the bottom, especially in retail, where earnings improvements from cost cutting and extremely negative sentiment on oversold stocks provided the perfect backdrop for a powerful rally.

The main driver of the Fund’s performance was stock selection. KMG Chemicals (KMGB) operates a good business in a tough industry by obtaining a large market share in niche specialty chemicals giving them pricing power. The company posted solid results and outlook as their raw materials have declined allowing margins to expand and earnings to grow dramatically.

As mentioned above, Broadpoint Securities Group (BPSG), also contributed to performance. Broadpoint is a brokerage firm that is heavily focused on fixed income. The company took advantage of attractive fixed income spreads and the bankruptcies of competitors to post substantial growth in revenues and margins during the period. The position was sold at substantial profit late in the year, as trading volumes showed signs of deceleration.

Conversely, Global Traffic Network (GNET), detracted from performance. While GNET’s fundamentals had held up better than most companies, because most of their business was overseas, the downturn and some sales force execution issues eventually weighed on the stock. These issues are now turning around for the company, offering it substantial growth opportunities in revenues and margins, so it remains in the portfolio.

Finally, Integral Systems (ISYS) hurt the Fund. The company was an outperformer in the previous fiscal year, but its sales started to decelerate at the beginning of this fiscal year, causing its stock to tumble. The position was sold during the fiscal year.

The outlook for the Fund remains favorable. Investors seem to be gradually accepting more risk in their portfolios after the crash last year. The economy has improved, unemployment has stabilized, inflation is currently benign and financial markets are up apparently giving investors more confidence in putting money back to work. The Fed also appears to be content to keep interest rates low for the time being though that may change as we come to the end of the new fiscal year.

Brazos Small Cap Fund

The market environment improved dramatically relative to last fiscal year, retesting the low in March of 2009 and bouncing violently off the bottom. Whatever was beaten up the most and was of lowest quality in 2008 generally performed the best in 2009. Highly levered companies whose stocks had been punished because of the possibility of breaking debt covenants, underperformed substantially in the previous fiscal year. However, during this year, investors gained more comfort that, at worst, most of these companies would be faced with higher fees from their lenders or possibly some dilution as additional equity was issued when the capital markets reopened in the summer of 2009. Towards the end of the fiscal

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year, there were signs that higher quality was starting to outperform lower quality. While small cap underperformed during the previous year’s downturn, the fund managed to outperform during the upturn as company fundamentals replaced market liquidity as the most important factor in determining relative performance. We believe this should continue which is a positive for our investment process.

One sector contributing to performance this year was Technology. The Fund’s investments in oversold semiconductor and communications stocks rallied meaningfully off of the bottom as ordering patterns improved and the channel began to restock depleted inventories. Producer Durables also contributed to performance, with the big winners in construction and transportation stocks offsetting poor returns in air transportation stocks. Lastly, Materials & Processing stocks added to performance due, mainly, to a couple of stocks in the gold and chemicals segments that provided nice returns.

The biggest detractor for the year was the Health Care sector. We were generally too defensive in this sector, and failed to take advantage of good health care companies that were oversold. Biotechnology is a meaningful part of the healthcare index and we did not find enough good names to own here, while also owning a couple that experienced fundamental disappointments.

Stock selection drove the outperformance for the fiscal year. Orion Marine (ORN) was one stock that performed well. Having originally passed on Orion when we first met them in the Spring of 2008, due to some underperforming jobs with weak margins, we found the valuation and market opportunity too attractive to ignore when we took a position late in 2008. The company went on to post a large improvement in earnings and cash flow after the underperforming jobs were completed and it went on to book substantial amounts of new business throughout 2009 due, partially to the American Recovery and Reinvestment Act of 2009.

Another positive contributor was Euronet Worldwide (EEFT), which is a predictable Financial Services company that was deeply oversold, due to concerns about its balance sheet and some of its Eastern European Bank customers. We purchased the position believing that the market had overstated these concerns and that the rising dollar masked much of the inherent earnings growth and predictability that the company enjoys. While the company did lose a couple of customers during the downturn, its earnings and customer base remained intact and the stock enjoyed a substantial rally. Earnings growth should accelerate from here, as dollar comparisons ease and the company remains in the portfolio.

Detracting from performance was Questcor Biopharma (QCOR). The company suffered because of the economic recession, as it saw a dramatic shift in its payor mix towards Medicaid and was forced to provide higher rebates to patients. As a result, Questcor’s sales suffered and we sold the stock.

Also detracting from performance was Furmanite (FRM). Furmanite was impacted by a major cutback in spending from chemical and refining customers during the 2008-09 recession, as these customers cutback on maintenance capital expenditures, which does not normally occur. Chemical companies were

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running at all-time low utilizations during early 2009, as users de-stocked and refining clients continued to run at low utilizations. The stock was sold during the fiscal year.

We believe the outlook for the Fund remains favorable. Investors seem to be gradually accepting more risk in their portfolios after the crash last year. The economy has improved, unemployment has stabilized, inflation is currently benign and financial markets are up apparently giving investors more confidence in putting money back to work. The Fed also appears to be content to keep interest rates low for the time being though that may change as we come to the end of the new fiscal year.

Brazos Mid Cap Growth Fund

2009 was a challenging year for the Brazos Mid Cap Growth Fund for several reasons. First, investors gravitated toward low price, low quality stocks, many with suspect balance sheets, in a reversion to the mean bet following the carnage experienced in the equity markets in the second half of 2008.

Second, as a consequence of the mid-year Russell Index rebalancing, 125 stocks (25% of the index) were removed from the Russell Mid Cap Growth Index and reclassified primarily in the Russell 2000 Growth and Russell Micro Cap indexes. The majority of the 125 stocks removed from the index fell in the low price, low quality, poor balance sheet segment. Funds that did not own these stocks, including the Brazos Mid Cap Growth Fund, “locked in” underperformance relative to the index, and to peers who did own these stocks, when the rebalance was executed.

Third, our investment process focuses on high quality companies with sustainable business models, strong balance sheets, and the ability to consistently grow revenues and earnings. The majority of stocks that worked during 2009 were antithetical to our investment process.

That said, the fund still turned in a very respectable year on an absolute basis appreciating 16.04% for the 12 months ending November 30, 2009. However, on a relative basis, the fund lagged the Russell Mid Cap Growth Index which appreciated 42.83% for the same period.

As we enter 2010, we are encouraged by the fund’s performance during the last two months of the year. During this period, we saw investors move away from the low price, low quality stocks that drove performance during 2009, and embrace stocks with solid fundamentals including the ability to grow revenues and earnings as the economy recovers, albeit rather tepidly. During periods when fundamentals drive stock prices, our process has worked well.

The Technology sector was the top contributor for the year, returning 106.63% vs. 74.31% for the index, contributing 563 basis points of outperformance. The main driver behind performance was stock picking in semiconductors and an overweight in the sector in general. Consumer Staples contributed 99 basis points of outperformance, as we were significantly underweight in this sector

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throughout the year. Finally, Utilities contributed 78 basis points of outperformance, due to our significant underweight in this sector.

Consequently, Consumer Discretionary detracted from performance, returning 28.46% vs. 47.98% for the index, detracting 4.12 basis points from performance. This was mainly due to poor stock picking in Restaurants and Specialty Retail. Energy also detracted, returning 59.66% vs. 66.28% for the index, removing 232 basis points from performance, due to relative underperformance in Oil and Gas Exploration companies. Lastly, Financial Services returned 17.52% vs. 34.84% for the index and detracted -232 basis points from performance. The main cause of this was volatility in Transaction Processors.

From a stock selection perspective, Marvell Technology (MRVL), a manufacturer of sophisticated analog and mixed-signal semiconductors for communications applications, contributed 234 basis points of outperformance. The company consistently beat street earnings estimates and raised forward guidance on better than expected revenue growth and margin expansion, which are two characteristics we look for in our investment process.

Cree, Inc. (CREE) contributed 120 basis points of outperformance. Cree is a manufacturer of light emitting diodes, or LEDs, and it also consistently beat street estimates and raised guidance as demand for LEDs in numerous new lighting applications drove demand for products. Like MRVL, the increase in demand for Cree’s products drove better than expected revenue growth and margin expansion.

Nordstrom (JWN), an upscale fashion retailer of men’s and women’s apparel, contributed 97 basis points of outperformance. When we bought JWN, the stock was trading at a 10-year low on forward PE and trailing EV/EBITDA. As the economy stabilized, Nordstrom management did an outstanding job managing inventory, controlling credit card bad debt expense, and cutting operating costs while keeping fresh merchandise in its stores. When consumers regained a measure of confidence in the economy, and subsequently their own job security, pent up demand for apparel accrued to Nordstrom, a high quality company with a compelling valuation and sustainable competitive advantage.

On the other end, SandRidge Energy (SD), a producer of natural gas, detracted 90 basis points from performance as natural gas prices plummeted in the first half. The stock has since been sold.

With the low price, low quality trade of 2009 now in the rearview mirror, we believe business fundamentals will again drive stock prices. Given our investment process, and its focus on high quality companies with strong fundamentals, we believe the Fund is well positioned for 2010, in what we believe will be a more rational investing environment.

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Brazos Growth Fund

The Brazos Growth Fund delivered strong returns in 2009, but ended the year underperforming its benchmark. Like the market in general, the Fund struggled in the beginning of the year, but offered attractive returns after the first quarter. The Fund was both helped and hurt by stock selection in the year. Effective stock selection in the second and third quarters drove outperformance of the benchmark, but stock selection in Consumer Discretionary and Financial Services hurt the Fund in the fourth.

The sector story for the year was one of opposites. Consumer Discretionary contributed to performance early in the year, but detracted in the second half. Likewise, Energy holdings underperformed early in the year, as demand for oil and natural gas declined amid contracting economic conditions, but stock selection in the sector, particularly in semiconductors, contributed to performance later in the year. The swing did not need the entire year to take effect either, as evidenced by Health Care detracting in the third quarter, only to contribute to performance in the fourth quarter.

Early in the year LKQ Corporation (LKQX), which sells recycled and remanufactured auto parts to consumers through its inventory of vehicles acquired from the collision and salvage market helped Fund performance. Its business was largely undeterred by a weak economy. In fact, it may have even helped, as consumers searched for lower-priced alternatives.

Later in the year, Energy holdings including Nabors Industries (NBR) an oil and gas drilling company and Anadarko Petroleum (APC) benefited fund performance. NBR surged as the number of land rigs taken out of service appeared to be peaking. APC offered, and continues to offer, attractive exposure to a pick up in global industrial demand as well as a top tier hedged gas portfolio. Additionally, we feel the company offers more meaningful exploration upside potential than its large capitalization peers, and should provide a steady stream of exploration prospects and stock catalysts into 2010.

Some of our Technology picks did well throughout the year, but others hurt us. Brocade Communications (BRCD), a provider of storage and networking equipment benefited from its acquisition of Foundry Networks (FDRY) as the acquired company signed new, high profile agreements. Marvell Technology (MRVL) performance was driven by strong end-market demand, and the company handily beat street estimates and raised forward earnings guidance well above street expectations. Riverbed Technology (RVBD) detracted from performance. Wall Street estimates for the company were too aggressive going into the second quarter conference call, causing the company’s share price to drop after the call. Because we perceived the estimates to be too high, we mitigated losses by reducing the position size ahead of the call, and we have since increased the position.

Ciena Corporation (CIEN) hindered Fund performance as the communication equipment company missed analyst expectations and suspended guidance, given limited revenue visibility. The stock was sold, but remains on our watch list.

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AnnTaylor Stores Corp. (ANN) also detracted from returns. While a new management team is doing a good job setting up ANN for future margin expansion and potential earnings upside, inventory issues in a difficult sales environment drove poor results. Like CIEN, the stock has been sold, but remains on our watch list.

Lastly, Financials holding Citigroup (C) detracted from performance. Citigroup’s equity offering intended to repay bailout money resulted in significant share price dilution, which overwhelmed the potential for improving fundamentals and earnings revisions that we had anticipated. The position was sold.

We are optimistic about the Fund’s positioning going forward, given the shift away from low-quality stocks that dominated market leadership in previous quarters. We expect sustainable revenue growth to be rewarded more appropriately moving forward, compared with the initial early cyclical factors that affected the market. We believe the Fund should to continue to find attractive investments opportunities in what we consider a more normal economic recovery.

Mutual Fund investing involves risk. Principal loss is possible. The Micro Cap Portfolio and Small Cap Portfolio invest in smaller companies which involve additional risks such as limited liquidity and greater volatility. Investing in mid capitalization stocks is more volatile than investing in large company stocks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Opinions expressed are those of Brazos Capital Management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell a security.

Please refer to the remainder of this document for additional information, including portfolio holdings. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

It is not possible to invest directly in an index.

Current and future portfolio holdings are subject to risk.

Investment performance reflects contractual fee waivers and expense reimbursements in effect. In the absence of such waivers and reimbursements, total return would be reduced. The longer-term performance results presented for the Micro Cap, Small Cap, Mid Cap, and Growth Funds reflect periods of above average performance attributable in part to investments in certain securities during their initial public offering or other non-recurring factors. In particular, returns for certain periods, such as 1998 and 1999 for Micro Cap, 1997, 1999, and 2007 for Small Cap, 2000 for Mid Cap, and 1999 and 2007 for Growth, reflect substantial benefits from first-day realized or unrealized gains from participation in initial public offerings. It is unlikely that the Funds will benefit to the same extent from these types of gains in the future, especially if a Fund’s assets remain at current levels or if they increase. Returns are shown net of fees.

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A glossary of the terms used in this shareholder letter Follows below.

Dow Jones Industrial Average (DJIA) – Measure of the performance of the collection of 30 “blue-chip” stocks traded on the New York Stock Exchange (NYSE)

Nasdaq 100 – a stock market index of 100 of the largest domestic and international non-financial companies listed on the NASDAQ. It is a modified market value-weighted index. The companies’ weights in the index are based on their market capitalizations, with certain rules capping the influence of the largest components.

Russell 2000 Growth Index – measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Mid Cap Growth Index – measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Micro Cap Index – measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1000 of the smallest securities in the small-cap Russell 2000® Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

Return on Equity – measures the rate of return on the ownership interest (shareholders’ equity) of the common stock owners. It measures a firm’s efficiency at generating profits from every unit of shareholders’ equity (also known as net assets or assets minus liabilities). ROE shows how well a company uses investment funds to generate earnings growth. Calculated as Net Income After Tax divided by Shareholder’s Equity.

Basis Points – often denoted as bp, is a unit relating to interest rates that is equal to 1/100th of a percentage point per annum (pa).

Cash Flow – the excess of cash revenues over cash outlays in a give period of time (not including non-cash expenses)

Enterprise Value/Earnings Before Interest, Taxes, Depreciation and Amortization or Enterprise Multiple (EV/EBITDA) – a valuation multiple that is often used in parallel with, or as an alternative to, the P/E ratio. Typically, this ratio is applied when valuing cash-based businesses.

Price/Equity (P/E) The ratio of a stock’s current price to its earnings per share over the past year.

Russell 3000 Growth Index – measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

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BRAZOS MICRO CAP PORTFOLIO

SEC Avg. Annual Total Return
(as of 11/30/09)
(unaudited)
				Since	Since
				Inception	Inception
	1 Year	5 Year	10 Year	Y	N
Micro Cap Portfolio Class Y	26.49%	(1.30)%	3.80%	9.33%	n/a
Russell 2000 Growth Index	30.59%	(0.07)%	(0.58)%	1.27%	0.97%
Micro Cap Portfolio Class N	26.15%	(1.45)%	n/a	n/a	(0.52)%

This graph assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1997 (commencement of operations for Class Y shares). Prior to July 15, 2003 the minimum initial Class Y shares requirement was $50,000. Class N shares commenced operations on May 1, 2001. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class N shares will differ due to differences in expenses. Returns shown include the reinvestment of all dividends. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management, L.P. have caused the Portfolio’s return to be higher that they otherwise would have been. Investing in micro cap stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Micro Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 1998 and 1999 for Brazos Micro Cap Portfolio reflect substantial benefits from first day realized and unrealized gains from particiaption in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

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BRAZOS SMALL CAP PORTFOLIO

SEC Avg. Annual Total Return
(as of 11/30/09)
(unaudited)
				Since	Since
				Inception	Inception
	1 Year	5 Year	10 Year	Y	N
Small Cap Portfolio Class Y	27.60%	(0.56)%	0.40%	5.99%	n/a
Russell 2000 Growth Index	30.59%	(0.07)%	(0.58)%	2.13%	0.58%
Small Cap Portfolio Class N	27.27%	(0.59)%	0.17%	n/a	(1.06)%

This graph assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1996 (commencement of operations for Class Y shares). Class N shares commenced operations on September 8, 1999. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class N shares will differ due to differences in expenses Returns shown include the reinvestment of all dividends Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management, L.P. have caused the Portfolio’s return to be higher that they otherwise would have been. Investing in small company stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Small Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 1997, 1999, and 2007 for Brazos Small Cap Portfolio reflect substantial benefits from first day realized and unrealized gains from particiaption in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

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BRAZOS MID CAP PORTFOLIO

SEC Avg. Annual Total Return
(as of 11/30/09)
(unaudited)
			Since	Since
			Inception	Inception
	1 Year	5 Year	Y	N
Mid Cap Portfolio Class Y	16.04%	(0.86)%	1.41%	n/a
Russell Mid Cap Growth Index	42.83%	2.13%	(1.13)%	(3.09)%
Mid Cap Portfolio Class N	15.54%	(1.07)%	n/a	(0.69)%

This graph assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1999 (commencement of operations for Class Y shares). Class N shares commenced operations on March 31, 2000. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class N shares will differ due to differences in expenses. Returns shown include the reinvestment of all dividends. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management, L.P. have caused the Portfolio’s return to be higher that they otherwise would have been. The longer term performance results presented for the Brazos Mid Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 2000 for Brazos Mid Cap Portfolio reflect substantial benefits from first day realized and unrealized gains from particiaption in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Mid Cap Growth Index measures the performance of those companies in the Russell Mid Cap Index with higher price-to-book ratios and higher forecasted growth rates.

www.brazosfunds.com	13

BRAZOS GROWTH PORTFOLIO

SEC Avg. Annual Total Return
(as of 11/30/09)
(unaudited)
				Since	Since
				Inception	Inception
	1 Year	5 Year	10 Year	Y	N
Growth Portfolio Class Y	29.17%	(0.39)%	1.63%	6.69%	n/a
Russell 3000 Growth Index	35.13%	1.66%	(3.12)%	(1.17)%	(4.95)%
Growth Portfolio Class N	28.26%	(0.61)%	n/a	n/a	(1.70)%

This graph assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1998 (commencement of operations for Class Y shares). Class N shares commenced operations on March 31, 2000. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class N shares will differ due to differences in expenses. Returns shown include the reinvestment of all dividends. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management, L.P. have caused the Portfolio’s return to be higher that they otherwise would have been. Investing in micro cap stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Growth Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 1999 and 2007 for Brazos Growth Portfolio reflect substantial benefits from first day realized and unrealized gains from particiaption in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth rates.

14	1.800.426.9157

www.brazosfunds.com	15

16	1.800.426.9157

Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; interest expense and other Portfolio expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/09 –11/30/09).

Actual Expenses

The actual return columns with headings in the table below provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Portfolio’s transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Portfolio’s transfer agent charges a $15.00 fee. The Portfolio’s transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the table below provide information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses

www.brazosfunds.com	17

shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual vs. Hypothetical Returns For the Six Months Ended November 30, 2009

						Hypothetical
						(5% return
				Actual		before expenses)
		Fund’s	Beginning	Ending	Expenses	Ending	Expenses
		Annualized	Account	Account	Paid	Account	Paid
		Expense	Value	Value	During	Value	During
		Ratio[1]	6/1/09	11/30/09	Period[1]	11/30/09	Period[1]
Micro Cap Portfolio	Class Y	1.60%	$1,000.00	$1,149.70	$8.62	$1,017.05	$8.09
	Class N	1.90%	$1,000.00	$1,163.50	$10.30	$1,015.54	$9.60

Small Cap Portfolio	Class Y	1.35%	$1,000.00	$1,135.50	$7.23	$1,018.30	$6.83
	Class N	1.65%	$1,000.00	$1,133.80	$8.83	$1,016.80	$8.34

Mid Cap Portfolio	Class Y	1.20%	$1,000.00	$1,095.60	$6.30	$1,019.05	$6.07
	Class N	1.23%	$1,000.00	$1,090.80	$6.45	$1,018.90	$6.23

Growth Portfolio	Class Y	1.20%	$1,000.00	$1,196.30	$6.61	$1,019.05	$6.07
	Class N	1.24%	$1,000.00	$1,188.40	$6.80	$1,018.85	$6.28

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days and divided by 366 to reflect the one-half year period.

18	1.800.426.9157

Security Description	Shares	Value

Common Stocks – 98.5%
Administrative & Support Services – 2.1%
Cornell Cos., Inc.*	41,600	$913,536

Air Transportation – 1.5%
Atlas Air Worldwide Holdings, Inc.*	22,400	656,320

Apparel Manufacturing – 1.2%
True Religion Apparel, Inc.*	29,400	542,136

Chemical Manufacturing – 9.2%
Balchem Corp.	16,500	526,020
Halozyme Therapeutics, Inc.*	66,700	364,182
Impax Laboratories, Inc.*	83,800	955,320
KMG Chemicals, Inc.	81,500	1,450,700
Medivation, Inc.*	16,000	491,200
Orexigen Therapeutics, Inc.*	43,100	287,477

		4,074,899

Clothing & Clothing Accessories Stores – 5.4%
Finish Line, Inc.	66,300	586,755
Shoe Carnival, Inc.*	58,400	1,056,456
The Wet Seal, Inc.*	254,200	739,722

		2,382,933

Commercial Services & Supplies – 0.9%
ICF International, Inc.*	14,364	387,828

Computer & Electronic Product Manufacturing – 6.3%
Anaren, Inc.*	18,449	254,043
Compellent Technologies, Inc.*	30,200	627,254
Diodes, Inc.*	51,200	898,048
Monolithic Power Systems, Inc.*	25,147	540,660
Netezza Corp.*	45,900	465,426

		2,785,431

Credit Intermediation & Related Activities – 5.4%
Dollar Financial Corp.*	36,600	893,772
Ezcorp, Inc.*	45,800	676,466
First Cash Financial Services, Inc.*	43,200	825,120

		2,395,358

Diversified Financials – 1.0%
Broadpoint Gleacher Security Group, Inc.*	81,300	440,646

Educational Services – 1.1%
Archipelago Learning, Inc.*	25,409	470,067

Electronics & Appliance Stores – 1.1%
hhgregg, Inc.*	25,124	486,149

See Notes to Financial Statements

www.brazosfunds.com	19

Security Description	Shares	Value

Common Stocks (continued)
Energy – 1.2%
Kodiak Oil & Gas Corp.*	214,700	$510,986

Food Beverage & Tobacco – 1.4%
Calavo Growers, Inc.	36,512	616,323

Food Services & Drinking Places – 1.0%
Rick’s Cabaret International, Inc.*	61,100	425,867

Heavy & Civil Engineering Construction – 2.6%
Orion Marine Group, Inc.*	62,499	1,155,607

Hospitals – 1.3%
IPC The Hospitalist Co., Inc.*	17,800	559,988

Insurance Carriers & Related Activities – 1.9%
BioScrip, Inc.*	113,900	856,528

Leather & Allied Product Manufacturing – 2.8%
R.G. Barry Corp.	66,000	549,780
Steven Madden Ltd.*	19,857	708,498

		1,258,278

Machinery Manufacturing – 3.7%
Coinstar, Inc.*	19,188	514,047
SmartHeat, Inc.*	86,800	1,147,496

		1,661,543

Materials – 2.0%
Jaguar Mining, Inc.*	77,686	907,372

Miscellaneous Manufacturing – 7.5%
ATS Medical, Inc.*	155,000	457,250
Bioform Medical, Inc.*	209,607	773,450
Endologix, Inc.*	108,900	461,736
FGX International Holdings Ltd.*	35,500	585,750
ICU Medical, Inc.*	15,900	524,700
Orthofix International NV*	16,500	499,125

		3,302,011

Motor Vehicle & Parts Dealers – 1.8%
America’s Car-Mart, Inc.*	32,100	776,499

Oil & Gas Extraction – 4.8%
Arabian American Development Co.*	190,600	457,440
Carrizo Oil & Co., Inc.*	26,800	564,140
GeoResources, Inc.*	48,700	524,012
GMX Resources, Inc.*	51,500	601,520

		2,147,112

Other Information Services – 3.2%
Global Traffic Network, Inc.*	120,557	512,367
NIC, Inc.	104,000	900,640

		1,413,007

Plastics & Rubber Products Manufacturing – 0.8%
Zagg, Inc.*	85,477	350,456

See Notes to Financial Statements

20	1.800.426.9157

Security Description	Shares	Value

Common Stocks (continued)
Professional, Scientific, & Technical Services – 5.8%
51job, Inc. – ADR*	35,200	$645,216
DG FastChannel, Inc.*	39,035	1,051,993
LivePerson, Inc.*	140,100	888,234

		2,585,443

Publishing Industries (except Internet) – 8.3%
ArcSight, Inc.*	34,900	793,975
Art Technology Group, Inc.*	194,600	786,184
Smith Micro Software, Inc.*	74,958	474,484
Telecommunication Systems, Inc.*	86,700	730,881
Tyler Technologies, Inc.*	45,406	907,212

		3,692,736

Securities, Commodity Contracts, & Other Financial Investments & Related Activities – 2.6%
Oppenheimer Holdings, Inc.	36,931	1,162,957

Support Activities for Mining – 3.0%
Pioneer Drilling Co.*	75,000	454,500
Superior Well Services, Inc.*	68,700	891,039

		1,345,539

Technology Hardware & Equipment – 3.3%
interCLICK, Inc.*	166,800	793,968
Hollysys Automation Technologies, Ltd.*	51,900	656,535

		1,450,503

Textile Product Mills – 1.4%
Joe’s Jeans, Inc.*	483,000	623,070

Transportation Equipment Manufacturing – 1.5%
ArvinMeritor, Inc.*	84,600	686,106

Truck Transportation – 1.4%
Saia, Inc.*	42,800	617,175

Total Common Stocks (Cost $37,388,353)		43,640,409

Warrants – 0.0%
GreenHunter Energy, Inc. Warrants, Strike Price $27.50, Expiration 8/27/2011*ˆ#	8,140	82
Grill Concepts, Inc. Warrants, Strike price $8.05, Expiration 7/13/2012*ˆ#	35,000	350

Total Warrants (Cost $4,400)		432

See Notes to Financial Statements

www.brazosfunds.com	21

Security Description	Shares	Value

Short Term Investments – 0.7%
Money Market Funds – 0.7%
SEI Daily Income Trust Government Fund – Class B	311,578	$311,578

Total Short Term Investments (Cost $311,578)		311,578

Total Investments (Cost $37,704,331) – 99.2%		43,952,419
Other Assets in Excess of Liabilities – 0.8%		367,421

Total Net Assets – 100.0%		$44,319,840

*	Non Income Producing

ˆ	Restricted Security
#	Fair Valued Security

ADR	American Depository Reciept

See Notes to Financial Statements

22	1.800.426.9157

Security Description	Shares	Value

Common Stocks – 95.8%
Administrative & Support Services – 2.3%
Portfolio Recovery Associates, Inc.*	2,700	$121,581
Websense, Inc.*	9,100	143,143

		264,724

Air Transportation – 1.5%
Atlas Air Worldwide Holdings, Inc.*	5,900	172,870

Ambulatory Health Care Services – 2.1%
Emergency Medical Services Corp.*	4,900	236,425

Apparel Manufacturing – 3.5%
Guess?, Inc.	6,800	251,940
True Religion Apparel, Inc.*	8,000	147,520

		399,460

Beverage & Tobacco Product Manufacturing – 1.4%
Central European Distribution Corp.*	5,781	161,174

Chemical Manufacturing – 2.3%
Halozyme Therapeutics, Inc.*	16,700	91,182
Medivation, Inc.*	5,800	178,060

		269,242

Clothing & Clothing Accessories Stores – 4.2%
The Finish Line, Inc.	17,500	154,875
The Gymboree Corp.*	3,800	151,696
The Wet Seal, Inc.*	59,700	173,727

		480,298

Commercial Services & Supplies – 1.0%
ICF International, Inc.*	4,267	115,209

Computer & Electronic Product Manufacturing – 9.3%
Aruba Networks, Inc.*	13,300	106,400
Compellent Technologies, Inc.*	6,900	143,313
Cree, Inc.*	4,300	205,669
Diodes, Inc.*	9,900	173,646
Fossil, Inc.*	5,000	154,250
Netezza Corp.*	12,300	124,722
Teradyne, Inc.*	18,500	163,910

		1,071,910

Credit Intermediation & Related Activities – 3.6%
Euronet Worldwide, Inc.*	11,304	240,097
EZCORP, Inc.*	12,100	178,717

		418,814

See Notes to Financial Statements

www.brazosfunds.com	23

Security Description	Shares	Value

Common Stocks (continued)
Data Processing, Hosting & Related Services – 1.5%
HMS Holdings Corp.*	3,788	$167,467

Diversified Financials – 1.0%
Broadpoint Securities, Inc.*	21,500	116,530

Educational Services – 0.1%
Archipelago Learning, Inc.*	390	7,215

Electrical Equipment, Appliance, & Component Manufacturing – 2.0%
GrafTech International Ltd.*	16,000	235,360

Electronics & Appliance Stores – 1.1%
hhgregg, Inc.*	6,576	127,246

Food Beverage & Tobacco – 1.1%
Calavo Growers, Inc.	7,772	131,191

Food Services & Drinking Places – 1.4%
Panera Bread Co.*	2,500	157,400

Heavy & Civil Engineering Construction – 4.3%
MasTec, Inc.*	15,100	192,677
Orion Marine Group, Inc.*	16,440	303,976

		496,653

Hospitals – 2.9%
Health Management Associates, Inc.*	32,000	196,160
IPC The Hospitalist Co., Inc.*	4,300	135,278

		331,438

Insurance Carriers & Related Activities – 1.3%
BioScrip, Inc.*	19,200	144,384

Leather & Allied Product Manufacturing – 1.6%
Steven Madden Ltd.*	5,247	187,213

Machinery Manufacturing – 2.5%
Coinstar, Inc.*	6,579	176,251
Manitowoc Co., Inc.	10,900	107,038

		283,289

Materials – 2.1%
Jaguar Mining, Inc.*	20,532	239,814

Miscellaneous Manufacturing – 1.0%
Align Technology, Inc.*	7,200	117,792

Motor Vehicle & Parts Dealers – 1.8%
America’s Car-Mart, Inc.*	8,600	208,034

Oil & Gas Extraction – 1.4%
GMX Resources, Inc.*	13,800	161,184

Other Information Services – 2.0%
AsiaInfo Holdings, Inc.*	9,500	233,605

Paper Manufacturing – 1.1%
Schweitzer-Mauduit International, Inc.	2,100	129,276

See Notes to Financial Statements

24	1.800.426.9157

Security Description	Shares	Value

Common Stocks (continued)
Professional, Scientific, & Technical Services – 12.7%
Allscripts-Misys Healthcare Solutions*	9,700	$186,240
DG FastChannel, Inc.*	10,648	286,964
Incyte Corp.*	18,600	154,938
Med Assets, Inc.*	10,000	233,400
Patni Computer Systems Ltd. – ADR	8,900	170,613
Quality Systems, Inc.	1,800	107,082
Riverbed Technology, Inc.*	9,500	193,420
TNS, Inc.*	5,300	132,765

		1,465,422

Publishing Industries (except Internet) – 10.6%
ArcSight, Inc.*	6,800	154,700
Art Technology Group, Inc.*	52,300	211,292
Brocade Communications Systems, Inc.*	27,800	197,102
Smith Micro Software, Inc.*	19,713	124,783
SXC Health Solutions Corp.*	5,400	273,726
Tyler Technologies, Inc.*	12,880	257,342

		1,218,945

Securities, Commodity Contracts, & Other Financial Investments & Related Activities – 4.3%
Oppenheimer Holdings, Inc.	9,657	304,099
Stifel Financial Corp.*	3,500	188,020

		492,119

Support Activities for Mining – 3.1%
Key Energy Services, Inc.*	21,700	165,354
Superior Well Services, Inc.*	14,800	191,956

		357,310

Telecommunications – 2.1%
Neutral Tandem, Inc.*	10,600	244,542

Transportation Equipment Manufacturing – 1.6%
ArvinMeritor, Inc.*	22,400	181,664

Total Common Stocks (Cost $9,449,068)		11,025,219

Total Investments (Cost $9,449,068) – 95.8%		11,025,219
Other Assets in Excess of Liabilities – 4.2%		481,945

TOTAL NET ASSETS – 100.0%		$11,507,164

ADR	American Depository Receipt
*	Non Income Producing

See Notes to Financial Statements

www.brazosfunds.com	25

Security Description	Shares	Value

Common Stocks – 97.0%
Apparel Manufacturing – 2.3%
Guess?, Inc.	23,600	$874,380

Building Material and Garden Equipment and Supplies Dealers – 2.3%
Fastenal Co.	23,500	871,380

Chemical Manufacturing – 7.5%
Celanese Corp.	44,000	1,309,440
Intrepid Potash, Inc.*	51,200	1,558,528

		2,867,968

Clothing and Clothing Accessories Stores – 3.0%
American Eagle Outfitters, Inc.	42,500	653,650
Urban Outfitters, Inc.*	15,500	490,420

		1,144,070

Computer and Electronic Product Manufacturing – 18.5%
Cree, Inc.*	19,900	951,817
Dolby Laboratories, Inc.*	18,000	804,960
Fossil, Inc.*	27,500	848,375
Inverness Med Innovations Inc Com*	16,600	698,030
Marvell Technology Group Ltd.*	50,600	780,252
NetApp, Inc.*	22,600	696,532
On Semiconductor Corp.*	73,800	572,688
Silicon Laboratories, Inc.*	21,500	907,945
Teradyne, Inc.*	90,700	803,602

		7,064,201

Educational Services – 0.1%
Archipelago Learning, Inc.*	1,178	21,793

Electrical Equipment, Appliance, and Component Manufacturing – 4.1%
Cooper Industries PLC	36,700	1,566,723

Insurance Carriers and Related Activities – 4.8%
Genworth Financial, Inc.*	107,800	1,161,006
Principal Financial Group, Inc.	26,700	677,913

		1,838,919

Machinery Manufacturing – 4.0%
Agco Corp.*	19,400	588,014
Manitowoc, Inc.	97,000	952,540

		1,540,554

See Notes to Financial Statements

26	1.800.426.9157

Security Description	Shares	Value

Common Stocks (continued)
Mining (except Oil and Gas) – 7.9%
Alpha Natural Resources, Inc.*	18,600	$688,200
Cliffs Natural Resources, Inc.	36,000	1,586,160
CONSOL Energy, Inc.	16,300	748,496

		3,022,856

Miscellaneous Manufacturing – 6.5%
Coach, Inc.	33,000	1,146,750
Intuitive Surgical, Inc.*	4,800	1,346,592

		2,493,342

Miscellaneous Store Retailers – 2.4%
Office Depot, Inc.*	147,100	903,194

Nonmetallic Mineral Product Manufacturing – 3.1%
Owens-Illinois, Inc.*	38,000	1,188,260

Oil and Gas Extraction – 4.6%
Arena Resources, Inc.*	23,100	944,559
EXCO Resources, Inc.	48,200	815,544

		1,760,103

Paper Manufacturing – 1.0%
Schweitzer-Mauduit International, Inc.	6,300	387,828

Professional, Scientific, and Technical Services – 12.4%
Allscripts-Misys Healthcare Solutions*	49,800	956,160
Cerner Corp.*	10,500	790,545
Cognizant Technology Solutions Corp.*	20,200	887,386
McDermott International, Inc.*	58,800	1,231,272
salesforce.com, Inc.*	13,700	858,716

		4,724,079

Publishing Industries (except Internet) – 1.1%
salesforce.com, Inc.*	57,700	409,093

Rail Transportation – 4.0%
Kansas City Southern*	53,500	1,531,705

Securities, Commodity Contracts, and Other Financial Investments and Related Activities – 4.0%
Affiliated Managers Group, Inc.*	12,800	834,688
Janus Cap Group, Inc.	54,300	710,787

		1,545,475

Support Activities for Mining – 1.2%
Key Energy Services, Inc.*	58,700	447,294

See Notes to Financial Statements

www.brazosfunds.com	27

Security Description	Shares	Value

Common Stocks (continued)
Transportation Equipment Manufacturing – 2.2%
ArvinMeritor, Inc.	103,500	$839,385

Total Common Stocks (Cost $34,927,113)		37,042,602

Short Term Investments – 3.2%
Money Market Funds – 3.2%
SEI Daily Income Trust Government Fund – Class B	1,235,903	1,235,903

Total Short Term Investments (Cost $1,235,903)		1,235,903

Total Investments 100.2% (Cost $36,163,016)		38,278,505
Liabilities in Excess of Other Assets – (0.2)%		(91,818)

Total Net Assets – 100.0%		$38,186,687

*	Non Income Producing

See Notes to Financial Statements

28	1.800.426.9157

Security Description	Shares	Value

Common Stocks – 100.1%
Ambulatory Health Care Services – 4.2%
Laboratory Corp. of America Holdings*	22,600	$1,648,896

Computer & Electronic Product Manufacturing – 18.7%
Apple Computer, Inc.*	8,200	1,639,262
Qualcomm, Inc.	72,000	3,240,000
Seagate Technology	50,400	762,552
Teradata Corp.*	57,802	1,693,599

		7,335,413

Credit Intermediation & Related Activities – 4.2%
Citigroup, Inc.	398,275	1,636,910

Gasoline Stations – 8.1%
Kroger Co.	139,000	3,160,860

General Merchandise Stores – 12.2%
Family Dlr Stores, Inc.	56,800	1,732,968
Macy’s, Inc.	88,400	1,441,804
O Reilly Automotive, Inc.*	41,200	1,597,736

		4,772,508

Health & Personal Care Stores – 8.9%
Express Scripts, Inc.*	19,400	1,664,520
Medco Health Solutions, Inc.*	28,700	1,812,692

		3,477,212

Insurance Carriers & Related Activities – 3.8%
Allstate Corp.	53,100	1,508,571

Machinery Manufacturing – 8.1%
F M C Corp.	29,555	1,654,784
Lam Research Corp.*	44,700	1,519,353

		3,174,137

Miscellaneous Manufacturing – 4.2%
Baxter Intl, Inc.	30,000	1,636,500

Oil & Gas Extraction – 3.7%
Anadarko Pete Corp.	24,700	1,470,391

Petroleum & Coal Products Manufacturing – 4.4%
Chevron Corp.	21,900	1,709,076

Securities, Commodity Contracts, & Other Financial Investments & Related Activities – 2.0%
Janus Cap Group, Inc.	60,700	794,563

Software & Services – 1.7%
Perfect World Co., Ltd. – ADR*	15,300	675,189

See Notes to Financial Statements

www.brazosfunds.com	29

Security Description	Shares	Value

Common Stocks (continued)
Specialty Trade Contractors – 3.5%
Quanta Svcs, Inc.*	74,600	$1,398,750

Support Activities for Mining – 4.0%
Transocean Ltd*	18,300	1,562,637

Transportation Equipment Manufacturing – 4.1%
Honeywell Intl, Inc.	41,900	1,611,893

Utilities – 4.3%
Sempra Energy	31,800	1,689,852

Total Common Stocks (Cost $38,261,140)		39,263,358

Short Term Investments – 0.0%
Money Market Fund – 0.0%
SEI Daily Income Trust Treasury Fund – Class B	17,584	17,584

Total Short Term Investments (Cost $17,584)		17,584

Total Investments 100.1% (Cost $38,278,724)		39,280,942
Liabilities in Excess of Other Assets – (0.1)%		(46,029)

Total Net Assets – 100.0%		$39,234,913

ADR	American Depository Receipt
*	Non Income Producing

See Notes to Financial Statements

30	1.800.426.9157

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investment securities, at value*	$43,640,841	$11,025,219	$37,042,602	$39,263,358
Short-term securities*	311,578	—	1,235,903	17,584
Receivable for investments sold	1,035,087	1,058,390	—	—
Interest and dividends receivable	20,407	19,091	27,554	63,650
Receivable for shares of beneficial interest sold	36,854	18	—	200
Prepaid expenses and other assets	19,421	15,183	22,545	18,161

Total assets	45,064,188	12,117,901	38,328,604	39,362,953

LIABILITIES:
Payable for investments purchased	513,615	7,064	21,344	—
Payable for shares of beneficial interest redeemed	37,748	100	—	—
Due to custodian	—	493,962	—	—
Investment advisory and management fees payable	69,384	18,991	31,395	17,536
Accrued expenses	98,136	73,424	74,214	77,199
Administration fee payable	14,609	8,358	8,597	14,960
Other payables	2,928	5,624	3,576	13,103
Distribution and service maintenance fees payable	7,928	3,214	2,791	5,242

Total liabilities	744,348	610,737	141,917	128,040

Net assets	$44,319,840	$11,507,164	$38,186,687	$39,234,913

NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest at par value of $0.001	$3,370	$687	$5,127	$2,791
Paid-in capital	71,683,526	32,954,754	48,226,369	65,848,502

	71,686,896	32,955,441	48,231,496	65,851,293
Accumulated undistributed net investment gain	—	—	—	—
Accumulated net realized loss on investments	(33,615,144)	(23,024,428)	(12,160,298)	(27,618,598)
Net unrealized appreciation of investments	6,248,088	1,576,151	2,115,489	1,002,218

Net assets	$44,319,840	$11,507,164	$38,186,687	$39,234,913

*Identified cost:
Investment securities	$37,392,753	$9,449,068	$34,927,113	$38,261,140

Short-term securities	$311,578	$—	$1,235,903	$17,584

See Notes to Financial Statements

www.brazosfunds.com	31

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Class Y (unlimited shares authorized):
Net assets	$40,122,314	$9,326,578	$37,720,790	$37,309,913
Shares of beneficial interest issued and outstanding authorized without par value)	3,044,293	554,033	5,062,265	2,650,637
Net asset value, offering and redemption price per share	$13.18	$16.83	$7.45	$14.08

Class N (unlimited shares authorized):
Net assets	$4,197,526	$2,180,586	$465,897	$1,925,000
Shares of beneficial interest issued and outstanding authorized without par value)	325,984	132,689	64,609	140,040
Net asset value, offering and redemption price per share	$12.88	$16.43	$7.21	$13.75

See Notes to Financial Statements

32	1.800.426.9157

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Income:
Interest	$2,234	$558	$2,107	$1,827
Dividends (net of foreign taxes withheld of $7,551, $220, $237, $254)	100,315	40,269	176,307	272,020

Total investment income	102,549	40,827	178,414	273,847

Expenses:
Investment advisory and management fees	507,263	116,432	243,806	253,936
Administration fees	45,877	28,247	34,384	41,456
Distribution and service maintenance fees — Class N	14,451	7,609	4,528	7,447
Transfer agent fees and expenses	52,940	39,564	47,584	52,995
Registration fees	26,532	25,720	25,170	26,310
Fund accounting expenses	32,125	32,007	27,747	32,120
Custodian fees and expenses	10,647	8,617	10,852	9,843
Audit and tax fees	27,624	27,618	28,470	27,618
Trustees’ fees and expenses	35,845	9,877	30,192	25,623
Printing expense	23,226	9,385	11,326	12,262
Legal fees and expenses	47,967	17,713	30,065	50,622
Insurance expense	34,399	10,702	19,143	23,172
Miscellaneous expenses	1,865	1,925	2,750	1,541

Total expenses	860,761	335,416	516,017	564,945
Less: Expenses waived or reimbursed	(172,025)	(154,246)	(121,399)	(151,198)

Net expenses	688,736	181,170	394,618	413,747

Net Investment loss	(586,187)	(140,343)	(216,204)	(139,900)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(5,008,074)	(170,185)	620,160	5,017,645
Net change in unrealized appreciation of investments	14,802,562	3,080,454	5,059,668	3,986,983

Net realized and unrealized gain on investments	9,794,488	2,910,269	5,679,828	9,004,628

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,208,301	$2,769,926	$5,463,624	$8,864,728

See Notes to Financial Statements

www.brazosfunds.com	33

	Micro Cap Portfolio		Small Cap Portfolio
	For The	For The	For The	For The
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,
	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS FROM:
Operations:
Net investment loss	$(586,187)	$(535,405)	$(140,343)	$(231,213)
Net realized gain (loss) on investments	(5,008,074)	(28,574,999)	(170,185)	(13,369,220)
Net change in unrealized appreciation or (depreciation) of investments	14,802,562	(21,182,268)	3,080,454	(6,887,709)

Net increase (decrease) in net assets resulting from operations	9,208,301	(50,292,672)	2,769,926	(20,488,142)

Dividends and distributions to shareholders:
From net investment income (Class Y)	—	—	—	(121,651)
From net investment income (Class N)	—	—	—	(580,376)
From net realized gain on investments (Class Y)	—	(14,441,059)	—	—
From net realized gain on investments (Class N)	—	(2,076,491)	—	—

Total dividends and distributions to shareholders	—	(16,517,550)	—	(702,027)

Net increase (decrease) in net assets resulting from capital share transactions	(10,928,032)	9,577,528	(6,790,899)	501,368

Total increase (decrease) in net assets	(1,719,731)	(57,232,694)	(4,020,973)	(20,688,801)
NET ASSETS:
Beginning of period	46,039,571	103,272,265	15,528,137	36,216,938

End of period	$44,319,840	$46,039,571	$11,507,164	$15,528,137

Includes undistributed net investment income of:	$—	$—	$—	$—

See Notes to Financial Statements

34	1.800.426.9157

	Mid Cap Portfolio		Growth Portfolio
	For The	For The	For The	For The
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,
	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS FROM:
Operations:
Net investment loss	$(216,204)	$(344,370)	$(139,900)	$(496,411)
Net realized gain (loss) on investments	620,160	(12,688,520)	5,017,645	(21,123,951)
Net change in unrealized appreciation or (depreciation) of investments	5,059,668	(10,715,722)	3,986,983	(13,617,003)

Net increase (decrease) in net assets resulting from operations	5,463,624	(23,748,612)	8,864,728	(35,237,365)

Dividends and distributions to shareholders:
From net investment income (Class Y)	—	—	—	(29,483)
From net investment income (Class N)	—	—	—	(234,191)
From net realized gain on investments (Class Y)	—	(921,117)	—	—
From net realized gain on investments (Class N)	—	(7,174,210)	—	—

Total dividends and distributions to shareholders	—	(8,095,327)	—	(263,674)

Net increase (decrease) in net assets resulting from capital share transactions	4,334,380	7,325,828	(2,456,223)	(5,165,559)

Total increase (decrease) in net assets	9,798,004	(24,518,111)	6,408,505	(40,666,598)
NET ASSETS:
Beginning of period	28,388,683	52,906,794	32,826,408	73,493,006

End of period	$38,186,687	$28,388,683	$39,234,913	$32,826,408

Includes undistributed net investment income of:	$—	$—	$—	$27

See Notes to Financial Statements

www.brazosfunds.com	35

MICRO CAP PORTFOLIO

			Net
			gain									Ratio
			(loss)								Ratio	of net
	Net	Net	on invest-	Total	Dividends	Distri-		Net		Net	of net	investment
	Asset	invest-	ments	from	from net	butions		Asset		Assets	expenses	income (loss)
	Value,	ment	(realized	invest-	invest-	from	Total	Value,		end of	to average	to average
	beginning	income	and unrealized	ment	ment	capital	distri-	end of	Total	period	net	net	Portfolio
	of period	(loss)[3]	unrealized)	operations	income	gains	butions	period	return	(000’s)	assets[1]	assets[2]	Turnover[6]

Class Y
11/30/2005	$20.27	$(0.24)	$0.73	$0.49	$—	$—	$—	$20.76	2.42%	$94,226	1.52%	(1.22)%	197%
11/30/2006	20.76	(0.21)	4.05	3.84	—	(0.14)	(0.14)	24.46	18.64	86,841	1.60	(0.92)	304
11/30/2007	24.46	(0.26)	4.77	4.51	—	(4.09)	(4.09)	24.88	21.94	90,421	1.60	(1.13)	149
11/30/2008	24.88	(0.10)	(10.40)	(10.50)	—	(3.96)	(3.96)	10.42	(50.02)	41,582	1.60	(0.58)	250
11/30/2009	10.42	(0.15)	2.91	2.76	—	—	—	13.18	26.49	40,122	1.60	(1.36)	209
Class N
11/30/2005	$20.07	$(0.28)	$0.71	$0.43	$—	$—	$—	$20.50	2.14%	$12,408	1.75%	(1.45)%	197%
11/30/2006	20.50	(0.22)	4.10	3.88	—	(0.14)	(0.14)	24.24	19.07	6,707	1.81	(1.13)	304
11/30/2007	24.24	(0.32)	4.68	4.36	—	(4.09)	(4.09)	24.51	21.53	12,851	1.87	(1.39)	149
11/30/2008	24.51	(0.14)	(10.20)	(10.34)	—	(3.96)	(3.96)	10.21	(50.14)	4,458	1.85	(0.82)	250
11/30/2009	10.21	(0.18)	2.85	2.67	—	—	—	12.88	26.15	4,198	1.90	(1.66)	209

[1]	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2005	11/30/2006	11/30/2007	11/30/2008	11/30/2009

Class Y	1.62%	1.73%	1.73%	1.73%	2.00%

Class N	1.90	1.99	2.06	2.03	2.35

[2]	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment income (loss) to average net assets before expense reimbursements, as follows:

	11/30/2005	11/30/2006	11/30/2007	11/30/2008	11/30/2009

Class Y	(1.22)%	(1.05)%	(1.26)%	(0.71)%	(1.76)%

Class N	(1.50)	(1.31)	(1.58)	(1.00)	(2.11)

[3]	Calculated based upon average shares outstanding.

See Notes to Financial Statements

36	1.800.426.9157

SMALL CAP PORTFOLIO

												Ratio
			Net									of net
			gain									invest-
			(loss)		Dividends			Net			Ratio	ment
	Net	Net	on invest-	Total	from	Distri-		Asset		Net	of net	income
	Asset	invest-	ments	from	net	butions		Value,		Assets	expenses	(loss) to
	Value,	ment	(realized	invest-	invest-	from	Total	end		end of	to average	net
	beginning	income	and unrealized	ment	ment	capital	distri-	of	Total	period	net	average	Portfolio
	of period	(loss)[3]	unrealized)	operations	income	gains	butions	period	return	(000’s)	assets[1]	assets[2]	Turnover

Class Y
11/30/2005	$17.67	$(0.16)	$1.08	$0.92	$—	$—	$—	$18.59	5.21%	$33,082	1.28%	(0.95)%	186%
11/30/2006	18.59	(0.16)	2.95	2.79	—	—	—	21.38	15.01	25,284	1.35	(0.82)	307
11/30/2007	21.38	0.55	5.88	6.43	—	—	—	27.81	30.07 [4]	29,559	1.35	2.21	173
11/30/2008	27.81	(0.15)	(13.93)	(14.08)	(0.54)	—	(0.54)	13.19	(51.62)	13,187	1.35	(0.68)	366
11/30/2009	13.19	(0.15)	3.79	3.64	—	—	—	16.83	27.60	9,327	1.35	(1.03)	280
Class N
11/30/2005	$17.23	$(0.20)	$1.05	$0.85	$—	$—	$—	$18.08	4.93%	$4,189	1.50%	(1.17)%	186%
11/30/2006	18.08	(0.20)	3.13	2.93	—	—	—	21.01	16.21	3,698	1.59	(1.06)	307
11/30/2007	21.01	0.46	5.78	6.24	—	—	—	27.25	29.70 [4]	6,658	1.64	1.87	173
11/30/2008	27.25	(0.21)	(13.66)	(13.87)	(0.47)	—	(0.47)	12.91	(51.78)	2,341	1.65	(0.98)	366
11/30/2009	12.91	(0.19)	3.71	3.52	—	—	—	16.43	27.27	2,181	1.65	(1.33)	280

[1]	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2005	11/30/2006	11/30/2007	11/30/2008	11/30/2009

Class Y	1.38%	1.66%	1.86%	1.69%	2.53%

Class N	1.65	1.95	2.20	2.04	2.88

[2]	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment income (loss) to average net assets before expense reimbursements, as follows:

	11/30/2005	11/30/2006	11/30/2007	11/30/2008	11/30/2009

Class Y	(0.95)%	(1.13)%	1.70%	(1.02)%	(2.21)%

Class N	(1.22)	(1.42)	1.31	(1.37)	(2.56)

[3]	Calculated based upon average shares outstanding.

[4]	Payments by affiliates increased the total return by 2.68% and 2.74% for Class Y and Class N shares, respectively.

See Notes to Financial Statements

www.brazosfunds.com	37

MID CAP PORTFOLIO

												Ratio
			Net									of net
			gain								Ratio	invest-
			(loss)		Dividends			Net			of net	ment
	Net	Net	on invest-	Total	from	Distri-		Asset		Net	expenses	income
	Asset	invest-	ments	from	net	butions		Value,		Assets	to	(loss) to
	Value,	ment	(realized	invest-	invest-	from	Total	end		end of	average	average
	beginning	income	and unrealized	ment	ment	capital	distri-	of	Total	period	net	net	Portfolio
	of period	(loss)[3]	unrealized)	operations	income	gains	butions	period	return	(000’s)	assets[1]	assets[2]	Turnover

Class Y
11/30/2005	$11.34	$(0.08)	$1.04	$0.96	$—	$—	$—	$12.30	8.47%	$27,743	1.19%	(0.71)%	272%
11/30/2006	12.30	0.06	0.62	0.68	—	(1.51)	(1.51)	11.47	5.93	14,951	1.20	0.52	499
11/30/2007	11.47	(0.09)	3.41	3.32	(0.06)	(0.92)	(0.98)	13.81	31.62	6,126	1.20	(0.77)	237
11/30/2008	13.81	(0.08)	(5.24)	(5.32)	—	(2.07)	(2.07)	6.42	(45.43)	2,953	1.20	(0.75)	407
11/30/2009	6.42	(0.05)	1.08	1.03	—	—	—	7.45	16.04	37,721	1.20	(0.65)	516
Class N
11/30/2005	$11.19	$(0.09)	$1.02	$0.93	$—	$—	$—	$12.12	8.31%	$34,126	1.25%	(0.77)%	272%
11/30/2006	12.12	0.05	0.60	0.65	—	(1.51)	(1.51)	11.26	5.86	35,833	1.22	0.50	499
11/30/2007	11.26	(0.09)	3.29	3.20	(0.06)	(0.92)	(0.98)	13.48	31.22	46,781	1.23	(0.80)	237
11/30/2008	13.48	(0.07)	(5.10)	(5.17)	—	(2.07)	(2.07)	6.24	(45.44)	25,436	1.22	(0.77)	407
11/30/2009	6.24	(0.04)	1.01	0.97	—	—	—	7.21	15.54	466	1.23	(0.68)	516

[1]	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2005	11/30/2006	11/30/2007	11/30/2008	11/30/2009

Class Y	1.19%	1.35%	1.45%	1.41%	1.57%

Class N	1.25	1.37	1.48	1.43	1.60

[2]	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment income (loss) to average net assets before expense reimbursements, as follows:

	11/30/2005	11/30/2006	11/30/2007	11/30/2008	11/30/2009

Class Y	(0.71)%	0.37%	(1.02)%	(0.96)%	(1.02)%

Class N	(0.77)	0.35	(1.05)	(0.98)	(1.05)

[3]	Calculated based upon average shares outstanding.

See Notes to Financial Statements

38	1.800.426.9157

GROWTH PORTFOLIO

			Net									Ratio
			gain								Ratio	of net
			(loss)					Net			of net	investment
	Net	Net	on invest-	Total	Dividends	Distri-		Asset		Net	expenses	income
	Asset	invest-	ments	from	from	butions		Value,		Assets	to	(loss) to
	Value,	ment	(realized	invest-	net	from	Total	end		end of	average	average
	beginning	income	and unrealized	ment	investment	capital	distri-	of	Total	period	net	net	Portfolio
	of period	(loss)[3]	unrealized	operations	income	gains	butions	period	return	(000’s)	assets[1]	assets[2]	Turnover

Class Y
11/30/2005	$14.46	$(0.10)	$1.46	$1.36	$—	$—	$—	$15.82	9.41%	$16,107	1.20%	(0.70)%	295%
11/30/2006	15.82	0.05	0.84	0.89	—	—	—	16.71	5.63	8,675	1.20	0.31	507
11/30/2007	16.71	0.10	5.05	5.15	(0.05)	—	(0.05)	21.81	30.95 [4]	7,991	1.20	0.55	239
11/30/2008	21.81	(0.15)	(10.68)	(10.83)	(0.08)	—	(0.08)	10.90	(49.84)	3,520	1.20	(0.80)	397
11/30/2009	10.90	(0.05)	3.23	3.18	—	—	—	14.08	29.17	37,310	1.20	(0.39)	563
Class N
11/30/2005	$14.27	$(0.11)	$1.43	$1.32	$—	$—	$—	$15.59	9.25%	$42,492	1.24%	(0.74)%	295%
11/30/2006	15.59	0.05	0.83	0.88	—	—	—	16.47	5.64	44,048	1.24	0.27	507
11/30/2007	16.47	0.08	4.94	5.02	(0.05)	—	(0.05)	21.44	30.59 [4]	65,502	1.23	0.45	239
11/30/2008	21.44	(0.15)	(10.49)	(10.64)	(0.08)	—	(0.08)	10.72	(49.82)	29,306	1.25	(0.85)	397
11/30/2009	10.72	(0.05)	3.08	3.03	—	—	—	13.75	28.26	1,925	1.24	(0.43)	563

[1]	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2005	11/30/2006	11/30/2007	11/30/2008	11/30/2009

Class Y	1.30%	1.37%	1.39%	1.36%	1.65%

Class N	1.34	1.41	1.42	1.41	1.69

[2]	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment income (loss) to average net assets before expense reimbursements, as follows:

	11/30/2005	11/30/2006	11/30/2007	11/30/2008	11/30/2009

Class Y	(0.80)%	0.14%	0.36%	(0.96)%	(0.84)%

Class N	(0.84)	0.10	0.26	(1.01)	(0.88)

[3]	Calculated based upon average shares outstanding.

[4]	Payments by affiliates increased the total return by 1.21% and 1.23% for Class Y and Class N shares, respectively.

See Notes to Financial Statements

www.brazosfunds.com	39

1. Description of the Fund. Brazos Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust. The Trust’s Declaration of Trust, as amended, permits the Trustees to establish separate series or “Portfolios,” each of which may issue separate classes of shares. The authorized shares of beneficial interest of the Trust are currently divided into four Portfolios, the Brazos Micro Cap Portfolio (“Micro Cap Portfolio”), the Brazos Small Cap Portfolio (“Small Cap Portfolio”), the Brazos Mid Cap Portfolio (“Mid Cap Portfolio”) and the Brazos Growth Portfolio (“Growth Portfolio”) (each, a “Portfolio” and collectively, the “Portfolios”). The investment objective and principal strategy for each Portfolio is as follows:

Micro Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in micro capitalization companies.

Small Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small capitalization companies.

Mid Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in mid capitalization companies.

Growth Portfolio seeks to provide maximum capital growth, consistent with reasonable risk to principal, by investing primarily in equity securities.

The Portfolios each have two classes of shares, as follows:

Class N shares –	Offered at net asset value per share.

Class Y shares –	Offered at net asset value per share exclusively for investors with a one million dollar minimum initial investment.

Each share of a particular class issued by each Portfolio bears the same voting, dividend, liquidation and other rights and conditions. Class N shares make distribution and service fee payments under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

2. Significant Accounting Policies. The following is a summary of the significant accounting policies of the Fund:

Security Valuation. Each Portfolio’s securities, except short-term investments with remaining maturities of 60 days or less, use the last quoted trading price or official closing price as market value. For non-Nasdaq listed securities, the Portfolios use the price quoted by the exchange on which the security is primarily

40	1.800.426.9157

traded. For Nasdaq equity securities, the Portfolios use the Nasdaq official closing price. Unlisted securities and listed securities, which have not been traded on the valuation date, are valued at the average between the last price asked and the last price bid. In the event such market quotations are not readily available or are not reliable, fair value will be used to value the Portfolios. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust’s Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under procedures adopted by the Board of Trustees.

The Portfolios have adopted financial reporting rules that require an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. These financial reporting rules also require enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These financial reporting rules also require each fund to classify its securities based on valuation method, using the following levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The Following table summarizes the Portfolios’ investments as of November 30, 2009.

	Micro Cap	Small Cap	Mid Cap	Growth
Valuation Inputs	Portfolio	Portfolio	Portfolio	Portfolio

Level 1
Common Stocks	$43,640,409	$11,025,219	$37,042,602	$39,263,358
Short Term Investments	311,578	—	1,235,903	17,584

Total Level 1	43,951,987	11,025,219	38,278,505	39,280,942
Level 2
Warrants	432	—	—	—

Level 3	—	—	—	—

Total	$43,952,419	$11,025,219	$38,278,505	$39,280,942

See the Portfolio of Investments for the investments detailed by industry classification.

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Restricted Securities. Certain of the Micro Cap Portfolio’s investments are restricted and are valued as determined by the Portfolio after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The table below shows the number of units held, acquisition date, acquisition cost, fair value per unit and percent of net assets which the securities comprise at November 30, 2009.

							Fair Value as
		Number	Acquisition	Acquisition	Fair Value	Fair	Percent of
Investment Security		of Units	Date	Cost	Per Unit	Value	Net Assets

GreenHunter Energy, Inc.	Warrants	8,140	7/13/07	$0	$0.01	$82	0.0%
Grill Concepts, Inc.	Warrants	35,000	6/18/08	4,400	0.01	350	0.0

				$4,400		$432	0.0%

Federal Income Taxes. Each Portfolio is treated as a separate entity and intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is recorded.

The Portfolios may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Portfolios intend to distribute their net investment income and capital gains as necessary to avoid this excise tax.

The Portfolios have adopted financial reporting rules that require the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. As of November 30, 2009, open tax years include the tax years ended November 30, 2006 through 2008. The Portfolios have no examination in progress.

The Portfolios have reviewed all open tax years and major jurisdictions and concluded that the adoption of these financial reporting rules resulted in no effect to the Portfolios’ financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end November 30, 2009. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Investment Income and Expenses. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios are allocated among the Portfolios based upon their relative net asset values or other appropriate allocation methods.

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Distributions to Shareholders. Each Portfolio will distribute at least annually to shareholders substantially all of its net investment income. Capital gain distributions, if any, will be paid at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2009, the Micro Cap Portfolio had a decrease in undistributed net investment loss of $586,187, and a decrease in paid-in capital of $586,187. The Small Cap Portfolio had a decrease in undistributed net investment loss of $140,343, a decrease in accumulated realized loss of $4,488, and a decrease in paid-in capital of $144,831. The Mid Cap Portfolio had a decrease in undistributed net investment loss of $216,204, an increase in accumulated realized loss of $675, and a decrease in paid-in capital of $215,529. The Growth Portfolio had a decrease in undistributed net investment loss of $139,873, an increase in accumulated realized loss of $891, and a decrease in paid-in capital of $138,982. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. Each Portfolio uses the specific identification method for determining realized gain and loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Guarantees and indemnifications. In the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims against the Portfolios that have not yet occurred. Based on experience the Portfolios expect the risk of loss to be remote.

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3. Investment Securities. The aggregate purchases and sales of long-term securities for the year ended November 30, 2009 were as follows:

	Purchases	Sales

Micro Cap Portfolio	$86,192,897	$94,626,823
Small Cap Portfolio	35,551,064	42,025,274
Mid Cap Portfolio	159,212,975	154,071,562
Growth Portfolio	180,551,532	181,636,977

The Portfolios did not invest in U.S. government securities.

4. Advisory Fees and Other Agreements. The Trust, on behalf of each Portfolio, employs Brazos Capital Management, L.P. (the “Adviser”), an investment management firm founded in 1983, to furnish investment advisory and other services to the Trust and each Portfolio. On April 19, 1999 the Adviser became an indirect subsidiary of American International Group, Inc. As of November 30, 2009, an affiliate of the Adviser beneficially owned 3,902,607 shares of the Mid Cap Portfolio, Class Y, which represents 77.09% of the outstanding shares of Class Y and 76.12% of the outstanding shares of the entire Portfolio, and 2,517,041 shares of the Growth Portfolio, Class Y, which represents 94.96% of the outstanding shares of Class Y and 90.19% of the outstanding shares of the entire Portfolio. Under Investment Advisory Agreements with the Trust, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Trust’s Board of Trustees. For its services under the Advisory Agreements, the Portfolios contractually agreed to pay the Adviser a monthly fee at the annual rate of 1.20%, 0.90%, 0.75% and 0.75% of the average daily net assets of the Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio, and Growth Portfolio, respectively.

The Adviser contractually agreed to cap the annual net expense rate for the Portfolios through March 30, 2010 as set forth below. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and the indirect fees and expenses that the Portfolios incur in connection with investments in other registered and unregistered investment companies. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust.

Portfolio	Class N	Class Y

Micro Cap	1.90%	1.60%
Small Cap	1.65%	1.35%
Mid Cap	1.55%	1.20%
Growth	1.55%	1.20%

The amount of any fee waiver or reimbursed expenses may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio’s expenses and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense

44	1.800.426.9157

ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

Additionally, for the year ended November 30, 2009, the Adviser contractually reimbursed certain operating expenses of the Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio, and Growth Portfolio in the amounts of $172,025, $154,246, $117,852, and $96,593, respectively. The Adviser voluntarily reimbursed certain operating expenses of the Mid Cap Portfolio and Growth Portfolio in the amounts of $54,173, and $54,605, respectively.

Under the terms of the agreements, reimbursed expenses, including prior period expenses, are subject to potential recovery for up to three years. Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

	Micro Cap	Small Cap	Mid Cap	Growth
Year of Expiration	Portfolio	Portfolio	Portfolio	Portfolio

November 30, 2010	$123,850	$164,949	$123,416	$114,995
November 30, 2011	111,548	106,515	93,799	92,862
November 30, 2012	172,025	154,246	121,399	151,198

	$407,423	$425,710	$338,614	$359,055

The Trust, on behalf of each Portfolio, entered into a Distribution Agreement with Quasar Distributors, LLC (“Distributor”), an affiliate of U.S. Bancorp Fund Services, LLC (the “Administrator”). Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares (“distribution expenses”) in accordance with a plan adopted by the investment company’s board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and Class N shareholders have adopted a Distribution Plan hereinafter referred to as the “Class N Plan”.

Under the Class N Plan, the Trust is authorized to pay to the Distributor and/or other parties (which need not be registered broker-dealers) distribution and/or service fees for a Portfolio at an annual rate of up to 0.35% of the average daily net assets of such Portfolio share class. This fee will be paid pursuant to an appropriate agreement in payment for any activities or expenses intended to result in the sale and/or retention of Trust shares, including, but not limited to, (a) compensation paid to registered representatives of the Distributor and to participating dealers or to any other persons that have entered into selling agreements with the Distributor or the Trust, (b) salaries and other expenses of the Distributor or other parties relating to selling or servicing efforts, (c) expenses of organizing and conducting sales seminars, printing of prospectuses, statements of additional information and reports for other than existing shareholders, (d) preparation and distribution of advertising materials and sales literature and other sales promotion expenses, and/or (e) ongoing services to shareholders which facilitate the continued retention of investors as shareholders of a Portfolio.

Presently, the Board has authorized payments under each Plan only to the extent necessary to pay for actual 12b-1 expenses incurred. At November 30, 2009

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the Class N shares for each Portfolio were accruing at a rate of 0.35%. The weighted average rate of the daily net assets for the year ended November 30, 2009 for the Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio, and Growth Portfolio, were 0.35%, 0.35%, 0.03%, and 0.04%, respectively.

5. Trust Shares. At November 30, 2009, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each Portfolio.

	Micro Cap Portfolio				Small Cap Portfolio
	Class Y				Class Y
	For The		For The		For The		For The
	Year Ended		Year Ended		Year Ended		Year Ended
	November 30, 2009		November 30, 2008		November 30, 2009		November 30, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	510,855	$5,787,476	606,139	$10,872,667	15,375	$221,566	93,240	$2,391,933
Reinvested dividends	—	—	687,565	14,060,701	—	—	20,489	551,979
Shares redeemed	(1,455,516)	(15,503,821)	(938,574)	(15,380,521)	(461,422)	(6,346,085)	(176,703)	(3,581,593)

	(944,661)	$(9,716,345)	355,130	$9,552,847	(446,047)	$(6,124,519)	(62,974)	$(637,681)

Beginning Shares	3,988,954		3,633,824		1,000,080		1,063,054

Ending Shares	3,044,293		3,988,954		554,033		1,000,080

	Micro Cap Portfolio				Small Cap Portfolio
	Class N				Class N
	For The		For The		For The		For The
	Year Ended		Year Ended		Year Ended		Year Ended
	November 30, 2009		November 30, 2008		November 30, 2009		November 30, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	16,930	$181,470	535,133	$9,646,971	10,657	$136,801	429,190	$9,598,288
Reinvested dividends	—	—	71,168	1,429,048	—	—	4,218	111,618
Shares redeemed	(127,360)	(1,393,157)	(694,189)	(11,051,338)	(59,289)	(803,181)	(496,424)	(8,570,857)

	(110,430)	$(1,211,687)	(87,888)	$24,681	(48,632)	$(666,380)	(63,016)	$1,139,049

Beginning Shares	436,414		524,302		181,321		244,337

Ending Shares	325,984		436,414		132,689		181,321

	Mid Cap Portfolio				Growth Portfolio
	Class Y				Class Y
	For The		For The		For The		For The
	Year Ended		Year Ended		Year Ended		Year Ended
	November 30, 2009		November 30, 2008		November 30, 2009		November 30, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	4,792,849	$34,562,211	20,529	$212,574	2,517,356	$28,899,101	22,070	$454,798
Capital contribution	—	81,392	—	—	—	26,199	—	—
Reinvested dividends	—	—	48,983	582,411	—	—	1,338	29,241
Shares redeemed	(190,741)	(1,128,052)	(53,025)	(534,448)	(189,605)	(2,102,383)	(66,950)	(1,212,190)

	4,602,108	$33,515,551	16,487	$260,537	2,327,751	$26,822,917	(43,542)	$(728,151)

Beginning Shares	460,157		443,670		322,886		366,428

Ending Shares	5,062,265		460,157		2,650,637		322,886

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	Mid Cap Portfolio				Growth Portfolio
	Class N				Class N
	For The		For The		For The		For The
	Year Ended		Year Ended		Year Ended		Year Ended
	November 30, 2009		November 30, 2008		November 30, 2009		November 30, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	12,985	$80,773	15,394	$162,730	3,928	$44,005	360,592	$7,417,116
Capital contribution	—	24,139	—	—	—	2,843	—	—
Reinvested dividends	—	—	619,394	7,166,394	—	—	10,829	232,714
Shares redeemed	(4,024,010)	(29,286,083)	(28,552)	(263,833)	(2,598,946)	(29,325,988)	(691,016)	(12,087,238)

	(4,011,025)	$(29,181,171)	606,236	$7,065,291	(2,595,018)	$(29,279,140)	(319,595)	$(4,437,408)

Beginning Shares	4,075,634		3,469,398		2,735,058		3,054,653

Ending Shares	64,609		4,075,634		140,040		2,735,058

6. Income Tax Information. As of November 30, 2009, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Tax cost of Investments	$37,887,277	$9,494,351	$36,239,606	$38,350,687

Unrealized Appreciation	8,163,692	2,161,890	3,071,602	2,180,124
Unrealized Depreciation	(2,098,550)	(631,022)	(1,032,703)	(1,249,869)

Net unrealized appreciation (depreciation)	$6,065,142	$1,530,868	$2,038,899	$930,255

Undistributed ordinary income	—	—	—	—
Undistributed long-term capital gain	—	—	—	—

Distributable earnings	$—	$—	$—	$—

Other accumulated gain/(loss)	$(33,432,198)	$(22,979,145)	$(12,083,708)	$(27,546,636)

Total accumulated gain/(loss)	$(27,367,056)	$(21,448,277)	$(10,044,809)	$(26,616,381)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At November 30, 2009, there was no undistributed ordinary income and long-term capital gains for federal tax purposes.

The following net realized capital loss carryforwards at November 30, 2009, may be utilized to offset future capital gains. To the extent the Portfolios realize future net capital gains, taxable distributions to their shareholders will be offset by

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any unused capital loss carryforward to the extent allowed by the Internal Revenue Code (IRC).

	Capital Loss
	Carryover	Expires

Micro Cap Portfolio	27,564,048	11/30/16
	5,865,093	11/30/17
Small Cap Portfolio	9,475,538	11/30/10
	11,985,146	11/30/16
	1,515,742	11/30/17
Mid Cap Portfolio	10,042,453	11/30/16
	2,041,255	11/30/17
Growth Portfolio	9,313,356	11/30/10
	18,233,280	11/30/16

During the year ended November 30, 2009 the Portfolios did not pay any dividends.

During the year ended November 30, 2008 the Portfolios paid the following dividends:

	Ordinary Income	Net Long-Term
	Dividends	Capital Gains

Micro Cap Portfolio	$12,420,099	$4,097,451
Small Cap Portfolio	702,030	—
Mid Cap Portfolio	8,056,725	38,602
Growth Portfolio	263,674	—

The Portfolios designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Portfolios related to net capital gain to zero for the tax year ended November 30, 2009.

7. Subsequent Events. The Portfolios have adopted financial reporting rules that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, these financial reporting rules require an entity to disclose the date through which subsequent events have been evaluated. The Portfolios have evaluated subsequent events through the issuance of its financial statements on January 27, 2010.

On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of its investment advisory and asset management business (the “Transaction”) to Bridge Partners, L.P. (“Bridge Partners”), a Cayman Islands exempted limited partnership formed by Pacific Century Group, a Hong Kong-based private investment firm. The agreement provides for the sale of AIG’s investment adviser subsidiaries that manage investments of institutional and retail clients across a variety of strategies, including private equity, hedge

48	1.800.426.9157

funds of funds, listed equity and certain fixed income investment management businesses, including PineBridge Investments LLC (“PineBridge”), formally AIG Global Investment Corp. and its subsidiary, Brazos Capital Management, L.P. (“BCM”), the investment adviser to Brazos Mutual Funds (the “Trust”). At the closing of the Transaction (“Closing”), ownership of PineBridge will be transferred to, and PineBridge will become an indirect subsidiary of Bridge Partners. PineBridge, as successor to AIG Investments, will remain a registered investment adviser pursuant to the Investment Advisers Act of 1940. The Closing is expected to occur in the first quarter of 2010. The Closing is subject to the receipt of various regulatory approvals and the satisfaction of other conditions.

On January 29, 2010, it is expected that Brazos Mutual Funds will be renamed PineBridge Mutual Funds. At that time, the Brazos Micro Cap Portfolio will be renamed the PineBridge US Micro Cap Growth Fund, the Brazos Small Cap Portfolio will be renamed the PineBridge US Small Cap Growth Fund, the Brazos Mid Cap Portfolio will be renamed the PineBridge US Mid Cap Growth Fund and the Brazos Growth Portfolio will be renamed the PineBridge US Focus Equity Fund.

On November 16, 2009, the Trust’s Board of Trustees voted to terminate the Trust’s investment advisory agreements with BCM with respect to each Portfolio effective on a date designated by the Trust’s officers and approved: (1) a new investment advisory agreement with PineBridge with respect to each Portfolio (“New Agreement”), subject to shareholder approval; and (2) an interim investment advisory agreement with PineBridge with respect to each Portfolio (“Interim Agreement”) to ensure that the Portfolios receive ongoing advisory services if the existing agreements terminate before shareholders have approved the New Agreement. The Interim Agreement will remain in effect for each Portfolio until the earlier of 150 days from the effective date of the Interim Agreement or the date that the Portfolio’s shareholders approve the New Agreement. If shareholders approve the New Agreement in advance of the Closing, the New Agreement will become effective upon the Closing.

The New Agreement will be submitted to the shareholders of each Portfolio for approval at a special meeting that is expected to be held on or about March 17, 2010.

On November 16, 2009, the Board of Trustees also approved the restructuring of the Brazos Growth Portfolio (the “Growth Portfolio”). The proposed restructuring includes changing: (1) the name of the Portfolio to the PineBridge US Focus Equity Fund; (2) the Portfolio’s investment strategy such that it will invest, under normal market conditions, at least 80% of its net assets in a portfolio of equity securities and equity-related securities of up to 25 U.S. companies and (3) the Portfolio’s classification under the Investment Company Act of 1940 from diversified to non-diversified.

The changes to the Growth Portfolio’s name and investment strategy do not require shareholder approval. These changes will become effective on January 29, 2010. The proposed change in the Portfolio’s classification from diversified to non-diversified will be submitted to the Growth Portfolio’s shareholders for approval at the special meeting.

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To the Board of Trustees and Shareholders of Brazos Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brazos Small Cap Portfolio, Brazos Micro Cap Portfolio, Brazos Growth Portfolio, and Brazos Mid Cap Portfolio (constituting the Brazos Mutual Funds, hereafter referred to as the “Funds”) at November 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, WI
January 27, 2010

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The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-426-9157.

Trustees and Officers of the Trust

				Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length		Complex	Directorships
Name, Address	Position(s) Held	of Time	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	with Trust	Served	During Past 5 Years	Trustee(1)	Trustee
INTERESTED TRUSTEE

Jack Boyce (born 1959) 5949 Sherry Lane Suite 1600 Dallas, TX 75225	Trustee	Indefinite, until successor elected Since August 2009	Managing Director of North America U.S. Institutional Sales, AIG Investments, since 2007; Senior Vice President, GE Asset Management, 1999-2007; Diversified Investment Advisers, 1986-1999.	4	None
INDEPENDENT TRUSTEES

George W. Gau (born 1947) 5949 Sherry Lane Suite 1600 Dallas, TX 75225	Trustee, Chairman of the Board	Indefinite, until successor elected Since 1999, Chairman since August 2004.	Professor of Finance and George S. Watson Centennial Professor in Real Estate, since 1988, and J. Ludwig Mosle Centennial Memorial Professor in Investments and Money Management, since 1996, McCombs School of Business, University of Texas at Austin, Dean, McCombs School of Business, 2002-2008. Chairman of the Board, The MBA Investment Fund, L.L.C., since 1994, a private investment company managed by business students.	4	None

John H. Massey (born 1939) 5949 Sherry Lane Suite 1600 Dallas, TX 75225	Trustee	Indefinite, until successor elected Since 1996	Chairman of the Fund of Funds Private Equity Investment Committee for Neuberger Investment Management.	4	Corporate director: American Amicable Life Insurance Company, Hill Bancshares Holdings, Inc., FSW Holdings, Inc., Occidental Life Insurance Company of North Carolina, Pioneer American Insurance Company, and Central Texas Bankshares Holdings, Inc.

David M. Reichert (born 1939) 5949 Sherry Lane Suite 1600 Dallas, TX 75225	Trustee	Indefinite, until successor elected Since 1996	Retired.	4	None

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Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length		Complex	Directorships
Name, Address	Position(s) Held	of Time	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	with Trust	Served	During Past 5 Years	Trustee(1)	Trustee

OFFICERS

Robin C. Thorn (born 1971) 5949 Sherry Lane Suite 1600 Dallas, TX 75225	President	Indefinite Until Successor Elected; Since February 2009	Managing Director, Head of Developed Market Equities since 2008 at AIG Investments and Global Head of Equities Research and Head of European Equities at AIG Investments since 2000.	N/A	N/A

James F. McCain (born 1951) 5949 Sherry Lane Suite 1600 Dallas, TX 75225	Chief Compliance Officer, Secretary and AML Officer	Indefinite, until successor elected Since 2007	Chief Compliance Office, Brazos Capital Management since 2007. Prior to joining Brazos Capital Management, Mr. McCain served as Chief Compliance Officer for G.W. Henssler & Associates, Ltd., Henssler Asset Management, LP and Henssler Funds (2004 - 2007) and Compliance Director for Voyager Asset Management (2001 - 2004).	N/A	N/A

Joseph Altobelli (born 1969) 5949 Sherry Lane Suite 1600 Dallas, TX 75225	Chief Financial Officer Treasurer	Since 2009 Indefinite Until Successor Elected; Since 2009	Finance Manager of Merrill Lynch (2005-2006). Chief Financial Officer at AIG Investments for the Global Investment Services and Listed Equities divisions (2007 - 2009).	N/A	N/A

(1)	The “Fund Complex” consists of all registered investment companies for which the Adviser serves as investment adviser, which currently consists of the Trust (4 portfolios).

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Proxy Voting. A description of the Trust’s proxy voting policies and procedures that each Portfolio uses to determine how to vote proxies relating to the holdings of each Portfolio is available without charge, upon request, by calling 1-800-426-9157 or on the SEC website at http://www.sec.gov.

Proxy Voting Record. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-426-9157 and on the SEC website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule. The Portfolios file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room in Washington, D.C. Information on the operation of the Public Reference room may be obtained by calling 1-800-SEC-0330.

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At a meeting held on November 16, 2009, the Board of Trustees of Brazos Mutual Funds (the “Trust”), approved a new investment advisory agreement (“New Agreement”) between the Trust, on behalf of its Portfolios, and PineBridge Investments, LLC (“PineBridge”), the successor to AIG Global Investment Corp. (“AIG Investments”). In voting to approve the New Agreement and to recommend that the shareholders of each Portfolio approve the New Agreement, the Board considered the overall fairness of the New Agreement and factors it deemed relevant with respect to each Portfolio, including, but not limited to: (1) the nature, extent and quality of the services provided to each Portfolio under the New Agreement; (2) the performance of each Portfolio as compared to its benchmark and selected peer mutual funds for various periods ended September 30, 2009; (3) the level of the fees and the overall expenses of each Portfolio and how those fees and expenses compared to applicable universes of funds compiled by Morningstar, Inc. (“Morningstar”), a third-party provider of such data; (4) the anticipated costs to PineBridge of services provided to the Portfolios and the potential profit (if any) to be earned by PineBridge with respect to such services; (5) the effect of changes in each Portfolio’s asset levels on the advisory fee and overall expense ratios (economies of scale); and (6) any benefits to be derived by PineBridge from its relationships with the Portfolios. For purposes of performance and fee comparisons, the Board considered the class of shares with the longest operational history.

The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreement for each Portfolio and each Trustee may have afforded different weight to the various factors. In determining whether to approve the New Agreement, the Board considered the best interests of each Portfolio separately. While the New Agreement for each Portfolio was considered at the same Board meeting, the Board considered each Portfolio’s investment advisory relationship separately.

Nature, Extent and Quality of Services. The Board considered that PineBridge would be responsible for making investment decisions on behalf of each Portfolio and placing orders for the purchase and sale of investments for each Portfolio with brokers or dealers. The Board also considered information regarding the investment process of PineBridge and the background of each portfolio manager. The Board noted that: the current portfolio managers for each Portfolio would continue to manage the Portfolio after the sale of AIG Investments and Brazos Capital Management, L.P. (“BCM”) to Bridge Partners and the subsequent merger of AIG Investments with and into PineBridge; the high quality and expertise of PineBridge management personnel who had been assigned responsibilities for the Portfolios; PineBridge’s plans for growth for the Portfolios that were being developed and implemented; management’s commitment to forge a growing and high-quality

54	1.800.426.9157

mutual funds operation; and communications between the Board and PineBridge have been good.

Performance. The Board considered the performance of each Portfolio, based on the Portfolio’s Class Y shares, relative to its benchmark index and selected peer group funds. The Board also considered the performance reports the Trustees had received and their discussions with management throughout the year.

With respect to the Micro Cap Portfolio, the Board considered that the Portfolio outperformed its benchmark index for the 1-month, 3-month, year-to-date and 10-year periods and underperformed its benchmark index for other relevant periods. In addition, this Portfolio outperformed a majority of its selected peer funds for the 1-month, 3-month, and 3-year and 5-year periods, was in the middle its selected peer funds for the year-to-date period, and underperformed a majority of its selected peer funds for the 1-year, and 10-year periods.

With respect to the Small Cap Portfolio, the Board considered that the Portfolio outperformed its benchmark index for the 1-month, 3-month, year-to-date, 5-year and 10-year periods and underperformed its benchmark index for other relevant periods. In addition, this Portfolio outperformed a majority of its selected peer funds for the 1-month, 3-month and year-to-date periods and underperformed a majority of its selected peer funds for other relevant periods.

With respect to the Mid Cap Portfolio, the Board considered that the Portfolio underperformed its benchmark index for all relevant periods. In addition, this Portfolio outperformed a majority of its selected peer group funds for the 3-year period and underperformed a majority of its selected peer group funds for all other relevant periods.

With respect to the Growth Portfolio, the Board considered that the Portfolio outperformed its benchmark index for the 1-month, 3-month, year-to-date and 10-year periods and underperformed its benchmark index for all other relevant periods. In addition, this Portfolio outperformed a majority of its selected peer group funds for the 3-month and 10-year periods and underperformed a majority of its selected peer group funds for all other relevant periods.

Based on the foregoing information, the Board concluded that the investment performance of each Portfolio was reasonable.

Fees and Expenses. The Board considered the advisory fee and total expenses of each Portfolio’s Class Y shares relative to similar funds. For each Portfolio, the Board considered the impact of declining assets on each Portfolio’s expense ratios. The Board considered that the advisory fee rates paid by the Micro Cap, Small Cap and Mid Cap Portfolios would remain unchanged under the New

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Agreement, and that the advisory fees to be paid by the Growth Portfolio as the U.S. Focus Equity Portfolio would decrease from an annual rate of 0.75% to 0.63% of the Portfolio’s average daily net assets. Additionally, the Board noted that PineBridge agreed to continue the existing expense reimbursement arrangements for the Micro Cap Portfolio, the Small Cap Portfolio and the Mid Cap Portfolio, as well as for the Growth Portfolio prior to its transition to the U.S. Focus Equity Portfolio.

With respect to the Micro Cap Portfolio, the Board considered that the contractual advisory fee rate and total expense ratio (after contractual fee waivers) are higher than the average of the Morningstar fund universe. With respect to the Small Cap Portfolio, the Board considered that its contractual advisory fee rate and total expense ratio (after contractual fee waivers) are lower than the average of the Morningstar fund universe. With respect to the Mid Cap Portfolio, the Board considered that its contractual advisory fee rate and total expense ratio (after contractual fee waivers) are lower than the average of the Morningstar fund universe. With respect to the Growth Portfolio, the Board considered that its contractual advisory fee rate and total expense ratio (after contractual fee waivers) are lower than the average of the Morningstar fund universe.

Costs, Profitability and Economies of Scale. The Board considered that BCM did not earn profits in connection with rendering services to any of the Portfolios during the prior year. As a result, the Board did not deem there to be economies of scale at this point which would warrant any changes in advisory fee rates under the New Agreement. PineBridge noted that it expects asset levels to increase in the future, which may lead to economies of scale.

Conclusions. Based on the above considerations, the Board concluded that: (1) each Portfolio could reasonably benefit from PineBridge’s services as investment adviser; (2) the performance of the portfolio managers in managing each Portfolio has been reasonable; and (3) the existing advisory fee schedule for each Portfolio, which would continue under the New Agreement, is reasonable in light of all the foregoing factors. Accordingly, the Board determined in its business judgment to approve the New Agreement with respect to each Portfolio.

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TRUSTEES

GEORGE W. GAU
JOHN H. MASSEY
DAVID M. REICHERT
JACK BOYCE

OFFICERS

ROBIN C. THORN
President

JOSEPH ALTOBELLI
Chief Financial Officer and Treasurer

JAMES F. McCAIN
Chief Compliance Officer, Secretary and AML Officer

ADMINISTRATOR

U.S. BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET, 3RD FLOOR
MILWAUKEE, WI 53202
CUSTODIAN & TRANSFER AGENT

U.S. BANK, N.A.
1555 N. RIVER CENTER DR., SUITE 302
MILWAUKEE, WI 53212

COUNSEL

K&L GATES LLP
1601 K STREET, N.W.
WASHINGTON, DC 20006

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP
100 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202

DISTRIBUTOR

QUASAR DISTRIBUTORS, LLC
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202

When used as sales literature, this report must be accompanied or preceded by a Fund’s current prospectus.

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor • Milwaukee, WI 53202

800.426.9157
brazosfunds.com

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-426-9157.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John H. Massey is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2009	FYE 11/30/2008

Audit Fees	$109,000	$103,000
Audit-Related Fees	$0	$0
Tax Fees	$19,000	$18,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2009	FYE 11/30/2008

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2009	FYE 11/30/2008

Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.
The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 9, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Brazos Mutual Funds

By (Signature and Title)	/s/ Robin C. Thorn Robin C. Thorn, President

Date February 2, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
(Registrant) Brazos Mutual Funds

By (Signature and Title)	/s/ Robin C. Thorn Robin C. Thorn, President

Date February 2, 2010

By (Signature and Title)	/s/ Joseph Altobelli Joseph Altobelli, Chief Financial Officer & Treasurer

Date February 2, 2010